UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): May 25, 2005


                            HEALTHSOUTH Corporation
                            -----------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                                    --------
                 (State or Other Jurisdiction of Incorporation)

                  1-10315                        63-0860407
         ------------------------       --------------------------------
         (Commission File Number)       (IRS Employer Identification No.)


               One HEALTHSOUTH Parkway, Birmingham, Alabama 35243
               --------------------------------------------------
          (Address of Principal Executive Offices, Including Zip Code)


                                 (205) 967-7116
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events.

         On May 25, 2005, HealthSouth Corporation issued a press release entitled "HealthSouth Corporation Announces $150 Million Senior Unsecured Credit Facility Syndication."

         A copy of the press release is attached hereto as Exhibit 99 and incorporated herein by reference.

ITEM 9.01.  Financial Statements and Exhibits.

(c) Exhibits.

See Exhibit Index.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                    HEALTHSOUTH CORPORATION


                                    By: /s/ Gregory L. Doody
                                        ---------------------------------
                                        Name:  Gregory L. Doody
                                        Title: Executive Vice President,
                                                  General Counsel and Secretary


   Dated:  May 25, 2005

                                 EXHIBIT INDEX


Exhibit Number              Description
--------------              -----------

99 Press release of HEALTHSOUTH Corporation dated May 25, 2005.